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                                                                   EXHIBIT 10.31

                               MARKETING AGREEMENT


                                 BY AND BETWEEN


                       LECSTAR COMMUNICATIONS CORPORATION
                       F/K/A EMPIRE TECHNOLOGY CORPORATION


                                       AND


                                MARIETTA FIBERNET


                              DATED: JULY 1, 2000


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                                TABLE OF CONTENTS

EXHIBIT LIST..................................................................2
SCHEDULES.....................................................................2

1.       DEFINITIONS..........................................................3
1.1      Active Customer......................................................3
1.2      Adverse Regulatory Determination.....................................3
1.3      Affiliate(s).........................................................3
1.4      Agreement............................................................3
1.5      Commission...........................................................3
1.6      Confidential Information.............................................3
1.7      Reserved.............................................................3
1.8      Deficient Quarter....................................................3
1.9      Direct Costs.........................................................4
1.10     Disclosing Party.....................................................4
1.11     LECSTAR Customer Support.............................................4
1.12     LECSTAR Objectives...................................................4
1.13     Inactive Customer....................................................4
1.14     Joint Program Launch.................................................4
1.15     Mark(s)..............................................................4
1.16     Marketer Customer Support............................................4
1.17     Marketer Objectives..................................................4
1.18     Marketer Revenue Percentage..........................................4
1.19     Party(ies)...........................................................4
1.20     Product Package(s)...................................................4
1.21     Qualified Customer...................................................4
1.22     Qualification Protocol...............................................5
1.23     Rate.................................................................5
1.24     Recipient............................................................5
1.25     Regulated Service(s).................................................5
1.26     Regulatory Authority.................................................5
1.27     Service(s)...........................................................5
1.28     Service Policies.....................................................5
1.29     Term.................................................................5
1.30     Termination Date.....................................................5
1.31     Territory............................................................5
1.32     Trade Secrets........................................................5
1.33     Use Policy...........................................................5
1.34     Warm Transfer........................................................6

2.       DURATION.............................................................6
2.1      Initial Term.........................................................6

3.       TERMINATION..........................................................6
3.1      Option to Terminate..................................................6
3.2      Notice of Breach.....................................................6
3.3      Effect of Termination................................................6

4.       MARKETING............................................................7
4.1      Obligation to Market and Promote.....................................7
4.2      Marketing Performance Review.........................................7
4.3      Amendments to Exhibit "A"............................................8
4.4      Amendments to Exhibit "B"............................................8
4.5      Marketing Materials..................................................8

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4.6      Inconsistent Representations.........................................9
4.8      Marketing Expenditures, Costs........................................9

5.       PROVISION OF SERVICE(S).............................................10
5.1      Obligation to Provide Services......................................10
5.2      Qualification of Customers by LECSTAR...............................10

6.       BILLING, PAYMENT AND REPORTING......................................11
6.1      Exchange of Information.............................................11
6.2      Billing and Collecting..............................................11
6.3      Payment.............................................................11
6.4       Statements.........................................................11

7.       SUPPORT.............................................................11
7.1      Marketer Customer Support...........................................11
7.2      LECSTAR Customer Support............................................12
7.3      Transfer of Support Requests........................................12

8.       AUDIT...............................................................12

9.       CONFIDENTIALITY.....................................................12
9.1      Acknowledgment......................................................12
9.2      Embodiments.........................................................13
9.3      Protection of Confidential Information..............................13
9.4      Protection of Trade Secrets.........................................13
9.5      Exceptions..........................................................13
9.6      Injunctive Relief...................................................13
9.7      Survival............................................................13

10.      WARRANTIES..........................................................14
10.1     Marketer's Representations and Warranties...........................14
10.2     LECSTAR's Representations and Warranties............................14
10.3     Exclusion of Other Warranties.......................................15

11.      LIMITATION OF LIABILITY.............................................15
11.1     Limitation..........................................................15
11.2     Period of limitations...............................................15

12.      COMPLIANCE WITH LAWS................................................15
12.1     Covenant............................................................15

13.      GENERAL PROVISIONS..................................................15
13.1     Headings............................................................15
13.2     Time of Essence.....................................................15
13.3     Severability........................................................16
13.4     Governing Law, Arbitration..........................................16
13.5     Notices.............................................................16
13.6     Force Majeure.......................................................16
13.7     Assignment..........................................................16
13.8     Pronouns............................................................16
13.9     Agreement Confidential..............................................16
13.10    Partnership.........................................................16
13.11    Entire Agreement....................................................17
13.12    Binding Agreement...................................................17
13.13    Counterparts........................................................17

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13.14    Qualification of Indemnities........................................17


                                  EXHIBIT LIST

         "A"      SERVICES AND PRODUCT PACKAGES

         "B"      TERRITORY

         "C"      MARKETER OBJECTIVES

         "D"      LECSTAR OBJECTIVES

         "E"      QUALIFICATION PROTOCOL

         "F"      NOTIFICATION LETTER

         "G"      LECSTAR CUSTOMER SUPPORT

         "H"      MARKETER CUSTOMER SUPPORT

                                    SCHEDULES

4.1.2    MARKETING ACTIVITIES




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                               MARKETING AGREEMENT

         THIS MARKETING AGREEMENT made and entered into this 1st day of July, 2000 ("Date of this Agreement"), by and between LECSTAR COMMUNICATIONS CORPORATION F/K/A EMPIRE TECHNOLOGY CORPORATION, a Delaware corporation with principal offices at 4501 Circle 75 Parkway, Suite 4210, Building D, Atlanta, Georgia 30339 (hereinafter referred to as "LECSTAR") and the Marietta Board of Lights and Water d/b/a Marietta FiberNet, a Georgia governmental corporation with principal offices at 675 North Marietta Parkway, Marietta, GA 30060-1528 (hereinafter referred to as "Marketer").

         For and in consideration of the mutual promises and covenants undertaken herein, it is agreed by and between LECSTAR and Marketer as follows:


                                 1. DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         1.1 ACTIVE CUSTOMER. "Active Customer" shall have the meaning set forth in Section 5.2.2.

         1.2 ADVERSE REGULATORY DETERMINATION. "Adverse Regulatory Determination" shall mean any determination by any Regulatory Authority that (i) the Agreement, in whole or in part, is unlawful or unenforceable, or (ii) adversely affects the Agreement or any right or privilege of LECSTAR thereunder or any Service(s) or Product Package(s) (including without limitation the cost to LECSTAR or to any Affiliate for same or the pricing for same).

         1.3 AFFILIATE(s). "Affiliate(s)" shall mean each subsidiary, affiliate, successor or assign of LECSTAR, in all instances whether now existing or hereafter acquired or formed, which are designated by LECSTAR to provide Service(s) or Product Package(s) to Active Customers.

         1.4 AGREEMENT. "Agreement" shall mean this Marketing Agreement between LECSTAR and Marketer, including all exhibits and attachments hereto, as the same may be amended from time to time.

         1.5 COMMISSION. "Commission" shall have the meaning set forth at
Section 6.3.

         1.6 CONFIDENTIAL INFORMATION. "Confidential Information" shall have the meaning set forth at Section 9.1.

         1.7      RESERVED.

         1.8 DEFICIENT QUARTER. "Deficient Quarter" shall have the meaning set forth at Section 4.2.



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         1.9 DIRECT COSTS. "Direct Costs" shall mean all costs incurred by
LECSTAR or any Affiliate in performance of, or attributable to the performance of, duties hereunder, and shall include without limitation charges, surcharges or taxes imposed upon LECSTAR or any Affiliate by any other provider of telecommunications services or by any Regulatory Authority.

         1.10 DISCLOSING PARTY. "Disclosing Party" shall have the meaning set forth in Section 9.1

         1.11 LECSTAR CUSTOMER SUPPORT. "LECSTAR Customer Support" shall mean the direct assistance provided by LECSTAR to Active Customers or Qualified Customers, as described in Exhibit "G".

         1.12 LECSTAR OBJECTIVES. "LECSTAR Objectives" shall mean those LECSTAR Objectives set forth at Exhibit "D" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.13 INACTIVE CUSTOMER. "Inactive Customer" shall have the meaning set forth at Section 5.2.2.

         1.14 JOINT PROGRAM LAUNCH. "Joint Program Launch" shall have the meaning set forth at Section 4.8.

         1.15 MARK(s). "Mark(s)" shall have the meaning set fort at Section 4.5

         1.16 MARKETER CUSTOMER SUPPORT. "Marketer Customer Support" shall mean the direct assistance provided by Marketer to Active Customers or Qualified Customers, as described in Exhibit "H".

         1.17 MARKETER OBJECTIVES. "Marketer Objectives" shall mean those Marketer Objectives set forth at Exhibit "C" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.18 MARKETER REVENUE PERCENTAGE. "Marketer Revenue Percentage" shall mean, with respect to any Service(s) or Product Package(s), the Marketer Revenue Percentage corresponding thereto as set forth on Exhibit "A" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.19     PARTY(IES).  "Party(ies)" shall mean LECSTAR and/or Marketer.

         1.20 PRODUCT PACKAGE(s). "Product Package(s)" shall mean those Product Package(s) set forth at Exhibit "A" hereto, as the same may be amended, supplemented or replaced from time to time, which Product Package(s) consist of combinations of Service(s).

         1.21 QUALIFIED CUSTOMER. "Qualified Customer" shall have the meaning set forth at Section 5.2.1.


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         1.22 QUALIFICATION PROTOCOL. "Qualification Protocol" shall mean that
Qualification Protocol set forth at Exhibit "E" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.23 RATE. "Rate" shall mean with respect to any Service(s) or Product Package(s), the Rate corresponding thereto as set forth on Exhibit "A" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.24 RECIPIENT. "Recipient" shall have the meaning set forth in Section 9.1.

         1.25 REGULATED SERVICE(s). "Regulated Service(s)" shall mean (i) those Service(s) which, at the time in question, are regulated by any Regulatory Authority as to the rates, terms or conditions of provision of such Service(s), and (ii) any Product Package(s) which contain one or more Service(s) which, at the time in question, are regulated by any Regulatory Authority as to the rates, terms or conditions of provision of such Service(s)

         1.26 REGULATORY AUTHORITY. "Regulatory Authority" shall mean individually and collectively (i) the Federal Communication Commission, (ii) any public service commission, and (iii) any administrative agency, judicial authority, or other federal, state, municipal, international, or foreign governmental body or agency having authority over any Service(s), this Marketing Agreement, the Parties, or any matter related hereto or thereto.

         1.27 SERVICE(s). " Service(s)" shall mean those services set forth at Exhibit "A" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.28 SERVICE POLICIES. "Service Policies" shall have the meaning set forth at Section 5.1.

         1.29 TERM. "Term" shall mean that period of time during which this Agreement shall be in effect, including all renewals and extensions hereof; and "termination" shall include both termination and expiration of the term of this Agreement.

         1.30 TERMINATION DATE. "Termination Date" shall mean the date on which the Term ends, regardless of the cause thereof.

         1.31 TERRITORY. "Territory" shall mean the geographic area(s) set forth at Exhibit "B" hereto, as the same may be amended, supplemented or replaced from time to time.

         1.32 TRADE SECRETS. Trade Secrets" shall have the meaning set forth in O.C.G.A. Section 10-1-761(4).

         1.33 USE POLICY. "Use Policy" shall have the meaning set fort at
Section 4.5.



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         1.34 WARM TRANSFER. "Warm Transfer" shall mean the transfer of (or to transfer) live telephone calls directed from one Party to the other, without requiring the calling party to disconnect the call.

                                   2. DURATION

         2.1 INITIAL TERM. The initial Term shall be for a period of three (3) years commencing upon the Date of this Agreement. Upon the expiration of the initial Term or any renewal Term, the Term hereof shall automatically be renewed for a period of one (1) year, unless terminated as otherwise provided herein.

                                 3. TERMINATION

         3.1 OPTION TO TERMINATE. Any other provision of this Agreement to the contrary notwithstanding, either Party may terminate this Agreement upon twelve
(12) months' prior written notice to the other Party, given at any time after the initial Term, with termination effective on the last day of such notice period.

         3.2 NOTICE OF BREACH. In the event a Party has committed a material breach of this Agreement, the Party not in breach may send written notice thereof to the breaching Party, which notice shall refer to this Section and shall specify with particularity the nature of the material breach. The breaching Party shall be allowed thirty (30) days from receipt of said notice to cure the breach; and if the breach is not cured within said period, then the Party not in breach may thereafter terminate this Agreement by sending written notice of termination to the breaching Party with termination effective as of the date such notice is given.

         3.3 EFFECT OF TERMINATION. Upon termination of this Agreement for any cause whatsoever:

             3.3.1 All licenses and rights of Marketer provided for hereunder, including without limitation the right to market or promote the Service(s) and Product Package(s), shall immediately cease;

             3.3.2 The payment obligations provided for hereunder shall accrue through the Termination Date;

             3.3.3 Sections 3, 4.7, 6, 9, 11 and 13.4 shall survive the termination;

             3.3.4 LECSTAR shall be permitted (but shall not be required to) continue providing Services to Active Customers;

             3.3.5 Marketer shall promptly transmit a Notification Letter, substantially in the form set forth at Exhibit "F" hereto, to each Active Customer and to each Inactive Customer, provided, however, that, in the event that Marketer does not comply with this Section 3.3.5,




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then LECSTAR shall have the right to transmit such Notification Letter to each
Active Customer and to each Inactive Customer on Marketer's behalf, and Marketer shall reimburse LECSTAR for, and LECSTAR shall be entitled to set off or recoup against any amounts otherwise owed to Marketer by LECSTAR hereunder, all costs associated therewith; and

             3.3.6 Neither Party shall publish or cause to be published any derogatory, disparaging, libelous or slanderous statement or materials of any type with respect to the other Party or with respect to any of the Service(s) or Product Package(s).

                                  4. MARKETING

         4.1 OBLIGATION TO MARKET AND PROMOTE.

             4.1.1 Subject to the terms and conditions hereof, LECSTAR hereby designates and appoints Marketer, for the Term, as its and Affiliates' non-exclusive sales representative with respect to the Service(s) and Product Package(s), and Marketer hereby accepts such designation and appointment. Marketer shall not obligate or bind LECSTAR or any Affiliates in any manner whatsoever nor represent to third parties that it may enter into any binding obligation on behalf of LECSTAR or any Affiliates, without the prior express written consent of LECSTAR or such Affiliates.

             4.1.2 For the Term, Marketer shall exercise its best efforts to market and promote the Service(s) and Product Package(s) to consumers throughout the Territory (including without limitation Marketer's own business and residential customers), strictly in accordance with and subject to the terms and conditions of this Agreement including without limitation the marketing activities described in Schedule 4.1.2. Marketer shall not engage in fraud, dishonesty, gross negligence or willful misconduct in the performance of its duties hereunder.

             4.1.3 Marketer shall defend, indemnify and hold LECSTAR and all Affiliates harmless from and against any claim, judgment, loss, damage or harm (including without limitation reasonable attorneys' fees) arising directly or indirectly from or in connection with a breach by Marketer of Section 4.1.1 or
Section 4.1.2.

         4.2 MARKETING PERFORMANCE REVIEW. Marketer shall use best efforts to meet or exceed the Marketer Objectives set forth at Exhibit "C" hereto, as the same may be amended, supplemented or replaced from time to time upon the mutual agreement of the Parties. Commencing upon the last day of the first calendar quarter after the Date of this Agreement and at the conclusion of each calendar quarter thereafter, the Parties shall compare Marketer's performance of its obligations hereunder with such Marketer Objectives. Upon such comparison, if the number of Active Customers taking Service(s) from LECSTAR as of the last day of such calendar quarter is less than eighty percent (80%) of the number of projected Active Customers set forth in the Marketer's Objectives for that calendar quarter, such calendar quarter shall be a "Deficient Quarter". LECSTAR shall have the right to terminate this Agreement upon thirty (30) days' prior written notice to Marketer upon the occurrence of three (3) or more Deficient Quarters at any time during the Term.

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Exhibit "C" may be amended, replaced or supplemented upon the mutual written consent of the Parties.

         4.3 AMENDMENTS TO EXHIBIT "A".

             4.3.1 Service(s) or Product Package(s) may be added to Exhibit "A" upon the mutual agreement of the Parties. Upon such agreement, LECSTAR shall deliver to Marketer a new Exhibit "A" indicating (i) such additional Service(s) or Product Package(s), (ii) the Rates and Marketer Revenue Percentages therefor, and (iii) other information therefor indicated on Exhibit "A".

             4.3.2 Service(s) or Product Package(s) may be deleted from Exhibit "A" upon the mutual agreement of the Parties. In addition, LECSTAR may at any time and from time to time during the Term, delete Service(s) or Product Package(s) from Exhibit "A" upon thirty (30) days' written notice to Marketer; provided, however, anything to the contrary in this Agreement notwithstanding, LECSTAR may delete any Service(s) or Product Package(s), with such deletion effective immediately, in the event of an Adverse Regulatory Determination affecting such Service(s) or Product Package(s). Upon any deletion of Service(s) or Product Package(s) from Exhibit "A", LECSTAR shall deliver to Marketer a new Exhibit "A" reflecting such deletion.

             4.3.3 Rates and/or Marketer Revenue Percentages for specific Service(s) or Product Package(s) set forth upon Exhibit "A" may be modified upon the mutual agreement of the Parties; provided, however, that LECSTAR may modify any Rates and/or Marketer Revenue Percentages upon ten (10) days written notice to Marketer in the event of (i) an increase in Direct Costs attributable to such Service(s) or Product Package(s), or (ii) any determination by any Regulatory Authority that affects, directly or indirectly, any rates, terms or conditions set forth in any applicable, then-effective tariff or Service Policies; provided further that, in the event of a conflict between any Rates and a rate set forth in any applicable, then-effective tariffs, the rate set forth in such tariffs shall control, and Exhibit "A" shall be deemed automatically amended to reflect such rates. Upon any modification of any Rate or Marketer Revenue Percentage set forth on Exhibit "A", LECSTAR shall deliver to Marketer a new Exhibit "A" reflecting such modification.

         4.4 AMENDMENTS TO EXHIBIT "B". The Territory may be amended only upon the mutual Agreement of the parties; provided, however, that LECSTAR may amend the Territory to delete from Exhibit "B" any geographic area(s) in the event of an Adverse Regulatory Determination affecting LECSTAR's or any Affiliate's provision of any Service(s) in such geographic area(s), with such deletion effective immediately. In the event of any amendment to Exhibit "B" hereunder, LECSTAR shall deliver to Marketer a new Exhibit "B" reflecting such amendment.

         4.5 MARKETING MATERIALS. During the Term, the Parties shall create or cooperate in the creation of, or either Party may deliver to the other Party, certain news releases, publicity or marketing and promotional materials which describe Marketer, LECSTAR, any Affiliate, or any Service(s) or Product Package(s) (collectively "Marketing Materials"). In connection therewith, each Party grants to the other Party a nonexclusive, nontransferable license to (i) distribute such Marketing Materials to third parties, and (ii) use the trademarks, service marks, trade names, logos,

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and symbols used in such Marketing Materials to denote the other Party or any product or service of the other Party (each a "Mark" and collectively the "Marks") as reasonably necessary to perform such Party's obligations under this Agreement and only in accordance with the terms of this Agreement. Marketer shall use the Marks only in accordance with LECSTAR's or Affiliates' (as the case may be) then-current use policies for the Marks ("Use Policy"), which shall be made available to Marketer upon request; provided, however, any provision of the Use Policy to the contrary notwithstanding, the license granted in this
Section 4.5 shall not entitle Marketer to make any use, and Marketer shall make no use, of the Marks which is disparaging to LECSTAR or to any Affiliate or is likely to cause confusion as to the source or sponsorship of any Service(s) or Product Package(s), the source or sponsorship of any other products or services, or the existence of any relationship, sponsorship, affiliation or association between LECSTAR or any Affiliate and any third party. Marketing Materials created by Marketer and describing LECSTAR, any Affiliates, or any Service(s) or Product Package(s) must be approved in writing by LECSTAR prior to distribution by Marketer to third parties. LECSTAR shall have the right, immediately and without notice, to suspend or revoke the licenses granted under this Section 4.5 upon any breach of this Agreement by Marketer. Marketer shall provide written notice, in all Marketing Materials or other correspondence to third parties to whom it directs its marketing efforts, that "Telecommunications services are provided by [AFFILIATE]."

         4.6 INCONSISTENT REPRESENTATIONS. Marketer shall provide a means for consumers to contact Marketer by telephone during Marketer's regular business hours for purposes of inquiries related to any Service(s) or Product Package(s), and Marketer shall respond to such inquiries in a timely and accurate manner. Marketer shall ensure that no employee or agent of Marketer, or of any of Marketer's affiliates or subsidiaries, with respect to any third party, (i) makes any representation or warranty regarding LECSTAR, any Affiliates, or any Service(s) or Product Package(s), whether verbal, written or otherwise, which is false or inconsistent (a) with LECSTAR's or any Affiliates most current technical documentation or Marketing Materials, or (b) with respect to Regulated Service(s), with any tariff, price sheet or other document then in effect and of record with any Regulatory Authority; or (ii) fails to provide information which Marketer or Marketer's affiliates or subsidiaries reasonably know the omission of which is likely to create an impression inconsistent (a) with LECSTAR's or any Affiliate's most current technical documentation or Marketing Materials, or
(b) with respect to Regulated Service(s), with any tariff, price sheet or other document then in effect and of record with an Regulatory Authority (each of (i) and (ii) above an "Inconsistent Representation"). Marketer shall defend, indemnify and hold LECSTAR and all Affiliates harmless from and against any claim, judgment, loss, damage or harm (including without limitation reasonable attorneys' fees) arising directly or indirectly from or in connection with an Inconsistent Representation.

         4.7 INTENTIONALLY OMITTED

         4.8 MARKETING EXPENDITURES, COSTS. Marketer's total advertising budget for fiscal year 2000 (starting July, 2000) is $110,000. Marketer agrees to include LECSTAR in all appropriate advertising and promotions as the parties may agree.

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                           5. PROVISION OF SERVICE(S)

         5.1 OBLIGATION TO PROVIDE SERVICES. During the Term, LECSTAR may designate Affiliates to, and shall cause such designated Affiliates to, provide to Active Customers those Service(s) and Product Package(s) designated by such Active Customers (and for which such Active Customer remains a Qualified Customer), in accordance with the terms and conditions of this Agreement and pursuant to such Affiliate's then current terms and condition of service ("Service Policies"); provided, however, that Regulated Service(s) shall be provided in accordance with any applicable, then-effective tariffs governing such Regulated Service(s) (to the extent that such tariffs are applicable) and, in the event of a conflict between this Agreement, any Service Policies and any such tariffs, such tariffs shall control. Each Affiliate shall be a third party beneficiary of this Agreement.

         5.2 QUALIFICATION OF CUSTOMERS BY LECSTAR.

             5.2.1 Marketer shall direct (or shall Warm Transfer) consumers seeking to subscribe to any Service(s) or Product Package(s) to contact LECSTAR (through use of a toll-free telephone number provided by LECSTAR for such purpose) to initiate the provisioning of such Service(s) or Product Package(s). LECSTAR shall prescreen each such consumer who is Warm Transferred from Marketer or who calls LECSTAR through the use of such toll-free telephone number against the qualification criteria in the Qualification Protocol with respect to the Service(s) and Product Package(s) requested by that consumer (thereupon, a "Qualified Customer").

             5.2.2 Upon the completion of processing by Affiliates to such Affiliates' sole satisfaction, such Qualified Customer shall be deemed an "Active Customer"; provided, however, that such Qualified Customer will cease to be an Active Customer, with respect to given Service(s) or Product Package(s), upon the earliest to occur of (i) such Qualified Customer's voluntary termination of such Service(s) or Product Package(s), (ii) suspension or termination of Service(s) or Product Package(s) to such Qualified Customer pursuant to the terms of any Service Policies or any applicable, then-effective tariffs; or (iii) the Termination Date hereof. Upon the occurrence of (i), (ii) or (iii) above, such Qualified Customer shall thereafter be deemed an "Inactive Customer" with respect to such Service(s) or Product Package(s) until such time as LECSTAR has rescreened such Inactive Customer in accordance with Section
5.2.1 and such Inactive Customers is otherwise satisfactory to the Affiliate(s) providing such Service(s) or Product Package(s) to such Affiliate(s)' sole satisfaction.

             5.2.3 Marketer's transfer of a consumer via Warm Transfer to Affiliates for completion of a request for Service(s) or Product Package(s) shall constitute Marketer's representation to LECSTAR and each Affiliate that such consumer is a Qualified Customer, and LECSTAR and each Affiliate shall be entitled to rely on such representation. Marketer shall defend, indemnify and hold LECSTAR and all Affiliates harmless from and against any claim, judgment, loss, damage or harm (including without limitation reasonable attorneys' fees) arising directly or indirectly from or in connection with Marketer's breach of any provision of, or representation made pursuant to, this Section 5.2.

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                        6. BILLING, PAYMENT AND REPORTING

         6.1 EXCHANGE OF INFORMATION. The Parties shall, no later than the commencement of Marketer's marketing activities hereunder, implement a process which will permit the electronic transfer between the Marketer and LECSTAR and Affiliates of data pertaining to Active Customers and Inactive Customers.

         6.2. BILLING AND COLLECTING. LECSTAR shall perform all accounting functions pertaining to the payment for all Service(s) and Product Package(s) by Active Customers and Inactive Customers. The terms of any applicable, then effective tariffs regarding delinquent payments and calculation of interest and late payment fees thereon shall apply to all Service(s) and Product Package(s) hereunder.

         6.3 PAYMENT. LECSTAR shall (or shall cause the appropriate Affiliate to), no later than the fifteenth day of each calendar month throughout the Term, remit to Marketer for each payment received by LECSTAR from Active Customers or Inactive Customers during the immediately preceding calendar month as payment for Service(s) or Product Package(s), an amount equal to: (a) the amount of the such payment for such Service or Product Package (excluding without limitation any amounts attributable to taxes, interest or other late payment fees and after deduction for the account transfer costs attributable to such customer and not previously recovered), multiplied by (b) the Marketer Revenue Percentage set forth on Exhibit "A" for such Service or Product Package ("Commission"); provided, however, that, for purposes of calculating the Commission:

             6.3.1 all amounts paid by an Active Customer or an Inactive Customer shall first be applied to the oldest outstanding invoice of the payor; and

             6.3.2 subject to Section 6.3.1, all amounts paid by an Active Customer or an Inactive Customer shall be applied to charges for Service(s) or Product Package(s) with the lowest corresponding Marketer Revenue Percentage, in ascending order.

         6.4 STATEMENTS. LECSTAR shall provide to Marketer, concurrently with each remittance of Commission pursuant to Section 6.3, a statement indicating
(i) the name of each Active Customer or Inactive Customer for whom a remittance is being made, (ii) the amount of payment remitted by each Active Customer or Inactive Customer and the date of LECSTAR's (or an Affiliate's) receipt of such payment; and (iii) the calculation of any Commission thereon.

                                   7. SUPPORT

         7.1 MARKETER CUSTOMER SUPPORT. Marketer shall provide Marketer Customer Support with respect to the Service(s) and Product Package(s) to each Active Customer and Inactive Customer during the Term (i) upon request by such Active Customer or Inactive Customer, and (ii) at no additional charge to such Active Customer or Inactive Customer.

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         7.2 LECSTAR CUSTOMER SUPPORT. LECSTAR shall cause its Affiliates to provide LECSTAR Customer Support during the Term. In connection therewith, LECSTAR shall cause its Affiliates, where technically feasible and financially reasonable, to implement electronic interconnectivity with the incumbent local exchange carrier's electronic provisioning and support systems, if any. LECSTAR's obligations under this Section 7.2 shall cease with respect to any Service(s) or Product Package(s) as of the effective date of deletion of such Service(s) and Product Package(s) from Exhibit "A".

         7.3 TRANSFER OF SUPPORT REQUESTS. In the event that a Party receives a request for customer support with respect to an aspect of the Service(s) or Product Package(s) which is the responsibility of the other Party hereunder, such Party shall, before attempting to address such request itself, direct (and, if such request is received via telephone call, shall transfer via Warm Transfer) the requesting party to the other Party for resolution.

                                    8. AUDIT

         8.1 AUDIT. Once during each calendar year throughout the Term, Marketer shall have the right, upon ten (10) days' prior written notice to LECSTAR, to audit (at its expense) the documents, books and records of LECSTAR as they relate to LECSTAR's calculation and payment of Commissions.

                               9. CONFIDENTIALITY

         9.1 ACKNOWLEDGMENT. Each Party acknowledges that it will, during the Term of this Agreement, become privy to Trade Secrets, as that term is defined in O.C.G.A. Section 10-1-761(4), and Confidential Information of the other Party. For the purposes of this Agreement, "Confidential Information" means information or material, whether oral or written, that is not a Trade Secret but is nonetheless proprietary to a Party or designated as Confidential Information by such Party and not generally known other than by personnel of such Party. "Confidential Information" includes without limitation the following types of information and other information of a similar nature (whether or not reduced to writing): discoveries, ideas, concepts, techniques, models, data, diagrams, flow charts, research, development, marketing and development plans, names of employees and information related to them, customer names, contacts, and other information related to customers, price lists, pricing policies, and financial data, information and projections. "Confidential Information" also includes any information described above which a Party obtains from a third party and which such Party treats as proprietary or designates as "Confidential Information", whether or not owned or developed by such Party. Information that is publicly known and that is generally employed by the trade or generic information or knowledge which a Party has learned in the elsewhere in the trade without disclosure by the other Party is not intended to and shall be deemed not to be a part of the "Confidential Information". With respect to any Confidential Information or Trade Secrets hereunder, the Party first disclosing such Confidential Information or Trade Secrets to the other Party shall be referred to as the "Disclosing Party", and the other Party shall be referred to as the "Recipient". All obligations set forth in this Section 9 shall be deemed to be reciprocal.

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

         9.2 EMBODIMENTS. All notes, data, reference materials, sketches, drawings, memoranda, documentation and records in any form or media in any way incorporating or reflecting any Confidential Information or Trade Secret of the Disclosing Party shall belong exclusively to the Disclosing Party and Recipient agrees to turn over all copies of such materials in Recipient's control, custody or possession to the Disclosing Party upon request or on the Termination Date, whichever is earlier. Recipient agrees to certify in writing that such action has been completed.

         9.3 PROTECTION OF CONFIDENTIAL INFORMATION. Recipient agrees that during the Term and for a period of [THREE (3) YEARS] thereafter, Recipient shall hold in confidence and shall not directly or indirectly reveal, report, publish, copy, duplicate, disclose or transfer any of the Confidential Information of the Disclosing Party to any person or entity, or utilize any of the Confidential Information of the Disclosing Party for any purpose, except in the course of Recipient's performance under, and in accordance with the terms of, this Agreement.

         9.4 PROTECTION OF TRADE SECRETS. Recipient agrees that during the Term and in perpetuity thereafter, Recipient shall hold in confidence and shall not directly or indirectly reveal, report, publish, copy, duplicate, disclose, transfer or otherwise misappropriate any Trade Secret of the Disclosing Party to any person or entity, or utilize such Trade Secret for any purpose, except in the course of Recipient's performance under, and in accordance with the terms of, this Agreement.

         9.5 EXCEPTIONS.

             9.5.1 Notwithstanding Sections 9.3 or 9.4 herein, the obligation of Recipient to protect the confidentiality of any information or materials shall terminate as to any information or materials which: (i) are, or become, public knowledge through no act or failure to act of Recipient; (ii) are publicly disclosed by the proprietor thereof; (iii) are lawfully obtained without obligations of confidentiality by Recipient from a third party after reasonable inquiry regarding the authority of such third party to possess and divulge the same; (iv) are independently developed by Recipient from sources or through persons that Contractor can demonstrate had no access to Confidential Information; or (v) are lawfully known by Recipient at the time of disclosure other than by reason of discussions with or disclosures by the Disclosing Party.

             9.5.2 This Section 9 shall not apply to information gained by LECSTAR or any Affiliate hereunder regarding any Active Customer and Inactive Customer.

         9.6 INJUNCTIVE RELIEF. Upon the breach or threatened breach by Recipient of any provision contained in this Section 9, Recipient acknowledges that the Disclosing Party will be without an adequate remedy at law, and would suffer irreparable injury, and that the Disclosing Party shall have the right (Section 3.2 notwithstanding) to obtain immediate injunctive relief against Recipient, in addition to all other remedies hereunder.

         9.7 SURVIVAL. This Section 9 shall survive expiration or termination of this Agreement for any reason whatsoever.

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

                                 10. WARRANTIES

         10.1 MARKETER'S REPRESENTATIONS AND WARRANTIES. Marketer hereby represents and warrants to LECSTAR and each Affiliate that:

             10.1.1 it is now, and throughout the Term will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has all requisite corporate power and authority to own its properties and assets and carry on its business and is in good standing in each jurisdiction in which such qualification is required;

             10.1.2 it has full corporate authority to execute and deliver this Agreement and any other agreement to be executed and delivered by Marketer in connection herewith, and to carry out the transactions contemplated hereby and thereby and the obligations contemplated hereunder and thereunder;

             10.1.3 the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action, and no other corporate proceedings by Marketer will be necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby, and this Agreement constitutes a valid and binding Agreement of Marketer, enforeceable against in accordance with its terms; and

             10.1.4 Marketer has obtained all consents or approvals of any Regulatory Authorities required in connection with the execution and delivery of this Agreement by Marketer and the performance of Marketer's obligations hereunder.

         10.2 LECSTAR'S REPRESENTATIONS AND WARRANTIES. LECSTAR hereby represents and warrants that:

             10.2.1 it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own its properties and assets and carry on its business and is in good standing in each jurisdiction in which such qualification is required;

             10.2.2 it has full corporate authority to execute and deliver this Agreement and any other agreement to be executed and delivered by LECSTAR in connection herewith, and to carry out the transactions contemplated hereby and the obligations contemplated hereunder;

             10.2.3 the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action, and no other corporate proceedings by LECSTAR will be necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby, and this Agreement constitutes a valid and binding Agreement of the Marketer in accordance with its terms; and

             10.2.4 LECSTAR has obtained all consents or approvals of any Regulatory Authorities

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
required in connection with the execution and delivery of this Agreement by LECSTAR and the performance by LECSTAR of its obligations hereunder.

         10.3 EXCLUSION OF OTHER WARRANTIES. THE FOREGOING WARRANTIES BY LECSTAR IN THIS SECTION 10 ARE IN LIEU OF ALL OTHER WARRANTIES BY LECSTAR, EXPRESS OR IMPLIED, CONTRACTUAL OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         10.4 RESTRICTION ON USE OF MARKETER'S CUSTOMER INFORMATION. Empire will not use Marketer' s customer information for any purpose other than to provide services as herein provided.

                           11. LIMITATION OF LIABILITY

         11.1 LIMITATION. Anything in this Agreement to the contrary notwithstanding, the liability of each Party for any losses or damage, whether direct or indirect, arising out of this Agreement from any cause whatsoever, including without limitation any cause of action sounding in contract, tort or strict liability, shall be limited to actual, direct damages incurred but in no event shall exceed Ten Thousand Dollars ($10,000). Neither Party shall be liable for lost profits or other consequential damages, cover damages, or for any claims against the other Party by any third party (including without limitation any Qualified Customer, Active Customer or Inactive Customer), even if such Party was advised of the possibility of same. Under no circumstances shall either Party be liable hereunder for special damages, general damages, incidental damages, indirect damages, or exemplary or punitive damages.

         11.2 PERIOD OF LIMITATIONS. No action arising out of this Agreement, regardless of form, may be brought by either Party against the other more than one (1) year after the cause of action arose. This Section 11 shall survive the termination of this Agreement for any reason whatsoever.

                            12. COMPLIANCE WITH LAWS

         12.1 COVENANT. Each Party shall perform its obligations hereunder, at all times throughout the Term, in compliance with all applicable laws or regulations (i) imposed by any Regulatory Authority or (ii) effective in any jurisdiction within the Territory.

                             13. GENERAL PROVISIONS

         13.1 HEADINGS. Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

         13.2     TIME OF ESSENCE.  Time is of the essence of this Agreement.

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

         13.3 SEVERABILITY. Any provision or portion of this Agreement held or determined by a court (or other legal authority) of competent jurisdiction to be illegal, invalid, or unenforceable in any jurisdiction shall be deemed separate, distinct and independent, and shall be ineffective to the extent of such holding or determination without (i) invalidating the remaining provisions of this Agreement in that jurisdiction, or (ii) affecting the legality, validity or enforceability of such provision in any other jurisdiction.

         13.4 GOVERNING LAW, ARBITRATION. This Agreement, and the Parties' respective performances hereunder, shall be construed and regulated in accordance with the laws of the State of Georgia.

         13.5 NOTICES. Any notice required or permitted to be given hereunder shall be (a) in writing, (b) effective on the first business day following the date of receipt, and (c) delivered by one of the following means: (i) by personal delivery; (ii) by prepaid, overnight package delivery or courier service; or (iii) by the United States Postal Service, first class, certified mail, return receipt requested, postage prepaid. All notices given under this Agreement shall be addressed to the addresses stated at the outset of this Agreement, or to new or additional addresses as the Parties may be advised in writing.

         13.6 FORCE MAJEURE. Any delay or nonperformance of any provision of this Agreement (other than for nonpayment of amounts due hereunder) caused by conditions beyond the reasonable control of the performing Party shall not constitute a breach of the Agreement, and the time for performance of such provision shall be deemed to be extended for a period equal to the duration of the conditions preventing performance.

         13.7 ASSIGNMENT. Either Party may assign this Agreement with the consent of the other Party, such consent not to be unreasonably withheld. Either Party may delegate a part or all of its responsibilities hereunder to any subcontractor, provided that such subcontractor complies with the terms hereof.

         13.8 PRONOUNS. Pronouns used herein shall be construed as masculine, feminine, or neuter, and both singular and plural, as the context may require, and the term "person" shall include an individual, corporation, association, partnership, trust, and other organization.

         13.9 AGREEMENT CONFIDENTIAL. Except as otherwise required by applicable law (including without limitation the Georgia Open Records Act), the Parties shall keep the content of this Agreement confidential and neither Party shall disclose the content of this Agreement to any non-Party except upon the prior written permission of the other Party; provided, however, that that Parties may publicize the existence of this Agreement in Marketing Materials in accordance with Section 4.5 herein.

         13.10 PARTNERSHIP. Nothing herein contained shall be construed as creating a partnership or joint venture by or between the Parties.


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         13.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof, and is intended as the Parties' final expression and complete and exclusive statement of the terms thereof, superseding all prior or contemporaneous agreements, representations, promises and understandings, whether written or oral, and may be amended or modified only by instrument in writing signed by both Parties. All exhibits referred to in this Agreement, as the same may be amended, supplemented or replaced in accordance with this Agreement, are incorporated herein by reference.

         13.12 BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legatees, distributes, legal representatives, successors and permitted assigns.

         13.13 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Agreement.

         13.14 QUALIFICATION OF INDEMNITIES. Each and every provision of this Agreement providing for indemnity and/or hold harmless provisions is hereby qualified by inserting preceding the phrases "...agrees to indemnify..." and "agrees to hold harmless..." or words of similar import, the phrase, "to the extent allowed by Georgia law," so that such phrases read, "...to the extent allowed by Georgia law, [undersigned] agrees to indemnify and hold harmless..."

         The parties acknowledge the Opinion of the Attorney General of Georgia that governmental entities cannot be bound by indemnity and hold harmless provisions as a violation of the prohibition against governmental gratuities, however, no Court has to date adopted such a holding and there is no clear statutory provision that indemnity and hold harmless agreements are gratuities or that governmental entities cannot be bound by indemnity and hold harmless provisions.

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         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

     LECSTAR COMMUNICATIONS                  MARIETTA BOARD OF LIGHTS
     CORPORATION F/K/A EMPIRE                AND WATER d/b/a Marietta FiberNet
     TECHNOLOGY CORPORATION                  ("Marketer")
     ("LECSTAR")

By: /s/ WILLIAM S. WOULFIN              By: /s/ ANSLEY L. MEADERS
    -------------------------------         ------------------------------------
    Authorized Signature                    Authorized Signature

    WILLIAM S. WOULFIN                      ANSLEY L. MEADERS
    -------------------------------         ------------------------------------
    Name                                    Name

    Chief Executive Officer                 Attested to: /s/ SHEILIA R. HILL
    -------------------------------                      -----------------------
    Title                                                SHEILIA R. HILL
                                                         City Clerk




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